                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         July 18, 2000
                                                   --------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                         0-19656               36-3939651
(State or other jurisdiction             (Commission          (I.R.S. Employer
      of incorporation)                  File Number)        Identification No.)


2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                        20191
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:      (703) 433-4000
                                                   --------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

            NEXTEL REPORTS SECOND QUARTER 2000 RESULTS

                On July 18, 2000, Nextel issued a press release announcing its financial results and other data for the quarter ended June 30, 2000 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               NOT APPLICABLE

        (b)    PRO FORMA FINANCIAL INFORMATION.
               NOT APPLICABLE

        (c)    EXHIBITS.

               Exhibit No                  Exhibit Description
               ----------                  -------------------
                  99.1                     Press Release


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEXTEL COMMUNICATIONS, INC.


Date: July 18, 2000                By: /s/ THOMAS J. SIDMAN
                                     ---------------------------------
                                      Thomas J. Sidman
                                      Senior Vice President and General Counsel


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                                  EXHIBIT INDEX



      Exhibit No       Exhibit Description
      ----------       -------------------
         99.1          Press Release
